GATEWAY ENERGY CORPORATION
                        1415 Louisiana Street, Suite 4100
                              Houston, Texas 77002
                            ________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 2009


To the Stockholders of Gateway Energy Corporation:

     You are cordially invited to attend the Annual Meeting of Stockholders of Gateway Energy Corporation (the "Company") to be held at the Doubletree Hotel Houston Downtown, 400 Dallas Street, Houston, Texas 77002 on May 20, 2009 at 10:00 a.m. Central Time, for the following purposes:

     (1) to elect the seven members of the Board of Directors named in the Proxy Statement to serve until the next annual meeting of stockholders or until their respective successors have been elected or appointed; and

     (2) to transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     Only stockholders of record at the close of business on April 1, 2009 will be entitled to vote at the Annual Meeting or at any postponement or adjournment of the meeting.

     The Board of Directors appreciates and encourages stockholder participation in the Company's affairs, and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

     During the meeting the Board of Directors will report to you on the Company's progress during this past year and will discuss plans for the current year. We welcome this opportunity to share our progress with you and look forward to your comments and questions.

                                            By Order of the Board of Directors


                                            /s/  Robert Panico
                                            ----------------------------------
                                                 Robert Panico
                                                 President and
                                                 Chief Executive Officer
   Houston, Texas
   April 13, 2009

********************************************************************************
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 20, 2009 - the proxy statement and annual report to stockholders will be available at http://www.amstock.com/ProxyServices/ViewMaterials.asp.
********************************************************************************

                           GATEWAY ENERGY CORPORATION

                        1415 Louisiana Street, Suite 4100
                              Houston, Texas 77002
                            _________________________

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 20, 2009

                            _________________________


     This proxy statement provides information about the annual meeting of stockholders of Gateway Energy Corporation ("we," "us" or the "Company") to be held at the Doubletree Hotel Houston Downtown, 400 Dallas Street, Houston, Texas 77002, on May 20, 2009, beginning at 10:00 a.m. (local time), and at any postponement or adjournment of the meeting.

     The meeting is being called for the following purposes:

     (1) to elect the seven members of the Board of Directors named herein to serve until the next annual meeting of stockholders or until their respective successors have been elected or appointed; and

     (2) to transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     This proxy statement and the enclosed proxy card were first mailed to stockholders on or about April 13, 2009.









********************************************************************************
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 20, 2009 - the proxy statement and annual report to stockholders will be available at
http://www.amstock.com/ProxyServices/ViewMaterials.asp.
********************************************************************************

                              GENERAL INFORMATION

     This Proxy Statement is furnished to the holders of the Common Stock, $0.25 par value per share ("Common Stock") in connection with the solicitation of proxies by the Board of Directors of Gateway Energy Corporation (the "Company") to be voted at the Annual Meeting of Stockholders to be held on May 20, 2009, or any adjournment thereof.

Record Date; Voting Rights; Vote Required

     Stockholders of record at the close of business on April 1, 2009 (the "Record Date") are entitled to vote on matters to come before the meeting. Stockholders of record include individuals holding stock certificates in their names and brokers who hold shares on account for the benefit of their clients, who are the beneficial owners. On the Record Date there were outstanding and entitled to vote 19,207,249 shares of Common Stock. Each share is entitled to one vote on each matter presented.

     A majority of the votes entitled to be cast at the Annual Meeting, in person or by proxy, will constitute a quorum for the transaction of business. Abstentions will be included in determining the number of shares present for purposes of obtaining a quorum. Broker "non-votes" will also be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes occur when a broker, bank or other nominee holding stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to a particular matter and has not received voting instruction from the beneficial owner. If such a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

     If you are a beneficial stockholder and your broker or other nominee holds your shares in its name, the broker or other nominee is permitted to vote your shares on the election of directors even if you do not provide voting instructions.

     In voting on the election of directors, votes may be cast in favor or withheld for any or all nominees. The vote of a plurality of the votes cast at the Annual Meeting, in person or by proxy, is necessary for the election of a director. This means that the nominees receiving the highest number of votes at the annual meeting will be elected. Stockholders can withhold authority to vote for one or more nominees for director. Shares not voted, whether by specifically withholding authority to vote on your proxy card or otherwise, will have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. Stockholders do not have cumulative voting rights in the election of directors.

Proxies

     All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no instruction is specified, the proxies will be voted FOR the election of the seven director nominees. Any proxy may be revoked by a stockholder of record at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders of record who attend the Annual Meeting may revoke any proxy previously granted and vote in person. Beneficial owners who wish to vote in person or revoke an earlier-dated proxy must request a legal proxy from their broker which grants the beneficial owner the authority to vote the shares.

Solicitation of Proxies

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company may reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

A stockholder may receive only one set of proxy materials although there are multiple stockholders at the same address

     If a stockholder and other residents at the same mailing address own common shares in street name, the stockholder's broker, bank or other nominee may send a notice that the household will receive only one annual report and proxy statement for each company in which the stockholder holds shares through that broker, bank or nominee. This practice is called "householding." If you are a stockholder who has received such a notice and you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your nominee will have sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by contacting us at 1415 Louisiana Street, Suite 4100, Houston, Texas 77002 ATTN: Secretary or (713) 336-0844. If you did not receive an individual copy of our annual report and proxy statement, we will send copies to you if you contact us at the above address or telephone number. If you and other residents at your address have been receiving multiple copies of our annual report and proxy statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.



                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The following is a list of the names, addresses, and ages of the seven nominees recommended by the Board of Directors, all of whom are presently serving as Directors. Directors of the Company serve terms expiring at the next succeeding Annual Meeting or until their respective successors have been elected or appointed. Set forth below is the past five-year business history of each Director nominee and any public company directorships held by such persons. The proxy holders named in the proxy intend to vote "FOR" the election of the seven nominees listed below unless authority to so vote is withheld. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. In the unexpected event that any of the nominees is unable to serve or for good cause will not serve as a Director, the proxy holders reserve the right to vote for such substitute nominees that are designated by the Board of Directors.

     The Board of Directors recommends a vote "FOR" the election of the seven nominees listed below.

              ----------------------------------- -------------
              Name                                    Age
              ----------------------------------- -------------
              Charles O. Buckner                       64
              ----------------------------------- -------------
              Steven W. Cattron                        52
              ----------------------------------- -------------
              William A. Henry                         67
              ----------------------------------- -------------
              Robert Panico                            52
              ----------------------------------- -------------
              John A. Raasch                           76
              ----------------------------------- -------------
              J. Darby Sere                            61
              ----------------------------------- -------------
              Gordon L. Wright                         66
              ----------------------------------- -------------

     Charles O. Buckner. Mr. Buckner has served on the Board of Directors since 2008 and currently serves as the Chairman of the Audit Committee. He is a private investor and retired from the public accounting firm of Ernst & Young LLP in 2002 after 35 years of service in a variety of client service and administrative roles, including chairmanship of Ernst & Young's United States energy practice. Mr. Buckner is a CPA and holds a Bachelor of Business Administration from the University of Texas and a Masters of Business Administration from the University of Houston. He has also served as a director of Patterson-UTI since February 2007.

     Steven W. Cattron. Mr. Cattron has served on the Board of Directors since 2005, and currently serves as the Chairman of the Board. He currently is owner of Cattron Enterprises, Inc., a professional consulting practice focused on improving profitability of small to medium sized companies. Prior to that, he was President and Chief Operating Officer of Missouri Gas Energy, a natural gas distribution company serving Western Missouri as well as Vice President of Sales and Marketing and Regulatory Affairs for Kansas City Power and Light, an electric company serving western Missouri and eastern Kansas.

     William A. Henry. Mr. Henry has served on the Board of Directors since 2008. He currently is Vice President of Freeport LNG Development, LP. Prior to that, he served as president of several operating divisions for Enron, including Enron's gas distribution company, and served as executive vice president of the pipelines for Reliant/NorAm Energy. Mr. Henry also served as President of W.A. Henry and Associates, where he provided consulting services on major pipeline, gas storage, LNG projects and gas marketing programs for several major international oil and gas companies.

     Robert Panico. Mr. Panico has served on the Board of Directors since 2005. Mr. Panico has over 30 years of oil and gas industry experience. He was elected as the Company's President and Chief Executive Officer in 2005 after serving as a Vice-President of the Company since 1997. Prior to that, he was employed by Duke Energy, Williams, American Oil and Gas, Tenneco, and United Energy Resources.

     John A. Raasch. Mr. Raasch has served on the Board of Directors since 2004 and currently serves as the Chairman of the Nominating Committee. He was Senior Vice President of Wachovia Securities until his retirement on December 31, 2003 after 33 years of service. Mr. Raasch served as Interim President and Chief Executive Officer of Gateway Energy Corporation from October 2004 through May 2005.

     J. Darby Sere. Mr. Sere has served on the Board of Directors since 2005. Mr. Sere is currently the Chief Executive Officer and President, and a director, of GeoMet, Inc., a coalbed methane exploration and development company. Prior to that, he was the President and Chief Executive Officer of Bellwether Exploration Company, a publicly traded natural gas and oil production company. Mr. Sere has also served as President and Chief Executive Officer of Bayou Resources, Inc. as well as Executive Vice President and Chief Operating Officer of Howell Petroleum Corporation.

     Gordon L. Wright. Mr. Wright has served on the Board of Directors since 2006 and currently serves as the Chairman of the Compensation and Stock Option Committee. Mr. Wright possesses over 31 years experience in both domestic and international exploration and production of oil and natural gas. Currently, he operates his own consulting service under the name Gordon L. Wright Petroleum Consulting Co. Prior to that, in 1999, he served as President and Chief Executive Officer of CGAS, Inc., an Appalachian exploration and production company. From 1978 to 1998, he worked with CMS Nomeco Oil & Gas Co. ("CMS"), an independent oil and gas company, in various capacities. He served as President, Chief Executive Officer and member of the Board of Directors of CMS from 1995 until 1998.

EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is information about the Company's other executive officer who does not serve as a director of the Company.

     Christopher M. Rasmussen. Mr. Rasmussen has served as the Company's Chief Financial Officer, Treasurer and Secretary since 2005. He was the Senior Financial Accountant for the Company between 1999 and 2005, at which time he left the Company for a period of nine months and was a senior accountant of Apache Corporation, before returning to assume his current position with the Company.

                            GOVERNANCE OF THE COMPANY

The Board of Directors

     The business of the Company is managed under the direction of the Board of Directors. Our Board of Directors currently consists of 7 persons. With the exception of Robert Panico, each of our directors satisfies the independence requirements of the SEC and Nasdaq listing standards. There were six meetings held in the year ended December 31, 2008. During the twelve-month period, no director attended fewer than 75% of the aggregate number of Board meetings and meetings of Board committees upon which the directors served. The Company has not adopted a formal policy on director attendance at the Company's annual meetings of stockholders, although all directors are encouraged to attend. All directors attended the Annual Meeting on May 21, 2008. All the directors nominated for re-election are expected to attend this year's Annual Meeting.

Compensation of Directors

     The Company does not compensate employee-directors in their capacity as directors of the Company. All Directors were reimbursed for reasonable travel and lodging expenses incurred while attending Board, Committee or Annual meetings. In the year ended December 31, 2008, the compensation policy for non-employee directors (i.e. "Outside Directors") was as follows:

          o Annual retainers payable $10,000 in cash and in stock valued at $10,000 as of the date of each Annual Meeting of Stockholders.

          o    An annual payment to the Chairman of the Board of $5,000.

          o An annual payment to each member of the Audit Committee of $3,000.

          o An annual payment to each member of the other committees of the Board of Directors of $1,500.

          o A cash payment of $1,000 for each Board, Committee or Annual Meeting attended in person; provided that meetings held telephonically shall result in a cash payment of $125 per hour up to a maximum per meeting of $1,000 per day.



     The following table contains information regarding the compensation earned by non-executive members of the Board of Directors during 2008:

--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
                                                            Non-Equity
                          Fees                               Incentive     Nonqualified
                        Earned or                              Plan          Deferred
                         Paid in     Stock       Option      Compensa-     Compensation      All Other
       Name               Cash       Awards      Awards        tion          Earnings      Compensa-tion    Total
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
Charles O. Buckner     $ 10,964    $ 10,000       -             -               -               -         $ 20,964
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
Steven W. Cattron         23,500     10,000       -             -               -               -           33,500
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
Chauncey J.                5,455       -          -             -               -               -             5,455
Gundelfinger
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
William A. Henry.         10,045     10,000       -             -               -               -           20,045
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
John A. Raasch            15,500     10,000       -             -               -               -           25,500
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
Steven C. Scheler          6,036       -          -             -               -               -            6,036
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
J. Darby Sere             18,500     10,000       -             -               -               -           28,500
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
Gordon L. Wright          17,000     10,000       -             -               -               -           27,000
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------

Committees of the Board of Directors

     The Board of Directors has established an Audit Committee, a Compensation and Stock Option Committee, and a Nominating Committee.

     Audit Committee. The primary purpose of the Audit Committee is to protect the interests of the Company's stockholders and directors by assisting the Board of Directors in fulfilling its responsibilities over the financial policies and reporting process, internal controls structure and compliance with legal and regulatory requirements. The Audit Committee recommends to the Board the appointment of the independent auditors, and periodically reviews and evaluates their performance and independence from management. The Audit Committee acts under the authority of the Audit Committee Charter adopted by the Board of Directors on March 22, 2006, a copy of which can be found on the Company website, www.gatewayenergy.com.

     Messrs. Buckner, Cattron and Sere comprise the Audit Committee and each is independent from the Company as defined by Nasdaq listing standards. The Audit
Committee met four times during the year ended December 31, 2008.

     Mr. Buckner, the Chairman of the Audit Committee, Mr. Cattron and Mr. Sere are each a financial expert as defined in Item 407(d)(5) of Regulation S-K.
Under the Regulations, a financial expert is a person who possesses all of the following attributes:

          o an understanding of financial statements and generally accepted accounting principles;

          o an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

          o experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

          o an understanding of internal controls and procedures for financial reporting; and

                                       7

          o    an understanding of audit committee functions.

     Designation as an audit committee financial expert does not impose any duties, obligations or liability on an individual that are greater than those imposed on all members of the audit committee, nor does it affect the duties, obligations or liability of any other member of the committee or the Board of Directors.

     Audit Committee Report. Management has primary responsibility for the Company's financial statements. The Company's independent registered public accounting firm, Pannell Kerr Forster of Texas, P.C., audits the annual financial statements prepared by management and expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles. Additionally, Pannell Kerr Forster of Texas, P.C. conducts quarterly reviews of the Company's financial statements in accordance with Statement on Auditing Standards ("SAS") No. 100, "Interim Financial Information," as amended by SAS No. 90, "Audit Committee Communications."

     During the year ended December 31, 2008:

          o Pannell Kerr Forster of Texas, P.C., the Company's independent registered public accounting firm discussed with the Audit Committee matters required to be discussed by SAS No. 61, "Communications with Audit Committees," as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

          o The Audit Committee reviewed the Company's audited financial statements and met with both management and Pannell Kerr Forster of Texas, P.C. to discuss those financial statements. Management has represented to the Audit Committee that those financial statements were prepared in accordance with U.S. generally accepted accounting principles;

          o The Audit Committee discussed with Pannell Kerr Forster of Texas, P.C. the written disclosures and letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditors communications with the Audit Committee concerning independence, and has discussed with the auditor the auditor's independence from the Company; and

          o Based on its review and the discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

                          Charles O. Buckner (Chairman)
                                Steven W. Cattron
                                  J. Darby Sere

     Compensation and Stock Option Committee. The primary purpose of the Compensation and Stock Option Committee is to review and recommend to the Board of Directors compensation for officers of the Company and to administer the Company's equity incentive plans. The Board has delegated broad discretion to the Committee to review and develop the Company's general compensation philosophy, policies and practices. The Committee reports its findings with respect to the Company's compensation philosophy, policies and practices to the Board along with the Committee's recommendations regarding these matters to the

Board for the Board's review and approval. The Committee makes recommendations regarding officer compensation in light of the Committee's review of such officer's performances. The Committee may, from time to time, solicit input from the Company's executive officers in conducting the performance reviews. In addition, the Committee reviews the Company's current equity incentive plans and makes recommendations to the Board regarding the plans, including, if necessary, the modification or termination of the plans or the adoption of new equity incentive plans.

     The Committee also reviews and makes recommendations regarding the compensation of the Company's directors. The Committee and Board believe that the Company's 2007 Equity Incentive Plan, allows the Company to attract and retain key executive officers and employees which, in turn, maximizes the value of the Company's Common Stock.

     The Committee acts under the authority of the Compensation and Stock Option Committee Charter adopted by the Board of Directors on March 22, 2006 which is available at www.gatewayenergy.com. The Committee may, in its discretion, retain an outside consultant to assist the Committee in discharging its duties. The Committee retained as its compensation consultant, BDO Seidman, LLP, to advise the committee with respect to its review of compensation levels and programs for the Company's CEO and CFO, as well as director compensation. BDO Seidman prepared a benchmarking analysis comparing our senior executive compensation practices to the compensation practices of other comparable companies and other available surveys. The benchmarking analysis included an assessment of base salaries, annual incentive bonuses, total annual cash compensation, long-term incentives and total direct compensation. This analysis generally indicated that the base salaries of the CEO and CFO were at or slightly below the comparable base salaries for comparable positions within the peer group organizations and the industry. Based in part on this information, adjustments to salary levels for 2008 were made for both positions.

     Messrs. Henry, Sere and Wright currently serve on the Committee. Mr. Wright serves as Chairman of the Committee. The Committee met 2 times during the year ended December 31, 2008.

     Nominating Committee. The primary purpose of the Nominating Committee is to recommend to the Board of Directors candidates to be nominated to serve on the Board of Directors. The Nominating Committee acts under the authority of the Nominating Committee Charter approved and adopted by the Board of Directors on March 22, 2006. The Nominating Committee Charter is available for review on the Company's website, www.gatewayenergy.com. Messrs. Raasch, Henry and Wright comprise the Nominating Committee. The Committee met 1 time during the year ended December 31, 2008.

     The Nominating Committee evaluates candidates for service on the Board of Directors based on the Policy Statement Regarding the Selection and Tenure for Board of Directors adopted by the Company on March 22, 2006 and incorporated into the Charter. Nominees are chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability. Desirable nominees bring valid business or professional knowledge and experience, preferably in the energy industry that can bear on the Company's strategies and deliberations.

     You may propose director candidates for consideration by the Committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Secretary at the address of our principal executive offices set forth above. The Committee will consider candidates for nomination submitted by stockholders on the same basis as any other candidate submitted for consideration as a nominee. To nominate a director, a stockholder must deliver the information required by the Company's Bylaws.

     Code of Ethics

     The Company has adopted a Code of Ethics for all officers, directors and employees of the Company. It is available for inspection on the Company's website, www.gatewayenergy.com, or by mail free of charge by written request to:
Gateway Energy Corporation, ATTN: Christopher M. Rasmussen, Chief Financial Officer, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002. The Company intends to satisfy its disclosure requirements with respect to any amendment to, or waiver from, a provision of the Code of Ethics by posting such information on its Internet website.

Contact the Gateway Energy Corporation Board of Directors

     Stockholders may direct questions or comments about accounting, internal accounting controls or auditing matters or other concerns to the Board of Directors by contacting the Board in either of the following ways:

         -------------------------------    -------------------------------
               Write to the Board:                  E-mail the Board:
         -------------------------------    -------------------------------


         GEC Board of Directors                  info@gatewayenergy.com
         Gateway Energy Corporation
         1415 Louisiana Street
         Suite 4100
         Houston, Texas 77002
         -------------------------------    -------------------------------

  o Questions relating to accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee.

  o Other concerns will be referred to the Chairman of the Board.

  o All questions and comments will be received and processed by the Secretary or Assistant Secretary of the Company.

  o Stockholders will receive a written acknowledgement from the Secretary or Assistant Secretary upon receipt of the stockholder's written question or comment.

  o Stockholders can report their concerns anonymously or confidentially.

                             EXECUTIVE COMPENSATION

     For 2008, the Board of Directors and the Compensation and Stock Option Committee ("Compensation Committee") determined that the salary for Robert Panico, the Company's Chief Executive Officer ("CEO"), would be increased by $15,000 to approximately $175,000 and he would receive a discretionary bonus of $24,500 in recognition of the Company's results for 2007. Similarly, the Compensation Committee awarded Christopher M. Rasmussen, the CFO, a $15,981 bonus and increased his annual salary by $15,000 to $125,500.

Summary Compensation Table

     The following table contains information on the compensation earned by the Company's CEO and each of the Company's other most highly compensated executive officers whose compensation exceeded $100,000 in 2008 (the "Named Executive Officers").



--------------------- ------ ---------- ---------- ---------- ---------- ------------- ------------- ------------ ----------
                                                                           Non-Equity   Nonqualified      All
      Name and                                                             Incentive      Deferred       Other
      Principal                                      Stock      Option        Plan        Compensa-     Compen-
      Position         Year    Salary     Bonus      Awards     Awards    Compensation  tion Earnings    sation     Total
--------------------- ------ ---------- ---------- ---------- ---------- ------------- ------------- ------------ ----------
Robert Panico,        2008     $175,000    24,500         --   $56,302             --            --     $5,873     $261,675
President and Chief
Executive Officer     2007      158,653    20,000               31,458                                   5,300      215,411

--------------------- ------ ---------- ---------- ---------- ---------- ------------- ------------- ------------ ----------
Christopher M.        2008    $125,500     11,250         --    24,765             --            --      4,117      165,632
Rasmussen,
Chief Financial       2007     106,666     10,000         --    12,993             --            --      3,500      133,159
Officer, Treasurer
and Secretary
--------------------- ------ ---------- ---------- ---------- ---------- ------------- ------------- ------------ ----------

Outstanding Equity Awards at Fiscal Year-End

     The following table provides information regarding outstanding awards of stock options to the Named Executive Officers that have been granted but not vested or exercised as of December 31, 2008.

-------------- ------------------------------------------------------------ --------------------------------------------
                                      Option Awards                                        Stock Awards
               ------------------------------------------------------------ --------------------------------------------
                                                                                                 Equity        Equity
                                                                                                Incentive     Incentive
                                         Equity                                                   Plan       Plan Awards:
                                        Incentive                                                Awards:      Market or
                                          Plan                                                  Number of    Payout Value
                Number of   Number of   eAwards:                            Number     Market    Unearned    of Unearned
               Securities  Securities   Number of                          of Shares  Value of    Shares,      Shares,
               Underlying  Underlying   Securities                         or Units   Shares or   Units,       Units
               Unexercised Unexercised  Underlying                         of Stock   Units of    or Other    or Other
               Options       Options    Unexercise   Option      Option    that Have Stock that Rights that  Rights that
               (#)             (#)      Unearned    Exercise    Expiration   Not      Have Not   Have Not     Have Not
   Name        Exercisable Unexercisabl  Options     Price        Date      Vested    Vested      Vested       Vested
-------------- ----------- ------------ ---------- ----------- ------------ -------- ---------- ----------- ------------
Robert
Panico
                   25,000                             $0.2500   02/03/2010
                   30,000                             $0.5000   02/06/2011
                   30,000                             $0.2625   04/02/2012
                   35,000                             $0.3400   03/30/2013
                  100,000       50,000                $0.3600   05/24/2011
                   75,000      150,000                $0.4500   03/15/2012
                       --      138,158                $0.8500   03/21/2013
                  -------      -------
TOTAL             295,000      338,158
-------------- ----------- ------------ ---------- ----------- ------------ -------- ---------- ----------- ------------
Christopher
M.
Rasmussen          33,000       16,667                $0.3600   05/24/2011
                   35,000       70,000                $0.4500   03/15/2012
                       --       65,789                $0.8500   03/21/2013
                  -------      -------
TOTAL              68,000      152,456
-------------- ----------- ------------ ---------- ----------- ------------ -------- ---------- ----------- ------------

Executive Employment Agreements

     On August 23, 2006, the Company entered into employment agreements with its two officers, Messrs. Panico and Rasmussen. Under the agreements, which are for an indefinite period, these individuals are to be compensated in their positions as officers of the Company. The agreements provide for a minimum annual salary, that may be increased by the Board, of $139,920 and $90,000, for Messrs. Panico and Rasmussen, respectively.

     The employment agreements provide for severance payments in the event the Company terminates the officer's employment other than for cause, or if he resigns following certain adverse changes in the terms of his employment that

                                       11

constitute "good reason" under the agreement. The employment agreements provide that the severance benefit for Messrs. Panico and Rasmussen will be a multiple of 1.5 and 1, respectively, times an amount equal to the highest sum of the officer's base salary plus annual incentive bonus earned, in each of the three most recently completed fiscal years of the Company, provided that in the event of a change of control which has occurred prior to the date of termination, such multiples increase to 2 and 1.5 times, respectively.

     A "change in control" means the occurrence of any of the following events and is deemed to have occurred on the date the first such event occurs:

          o Change in Voting Power. Any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, or any Subsidiary, or any entity beneficially owned by any of the foregoing) beneficially own (as defined in Rule 13(d)-3 under the Exchange
               Act) without Board approval or consent, directly or indirectly, at least 30% of the total voting power of the Company entitled to vote generally in the election of the Board;

          o    Change in Board of Directors. Either:

                    o the "current directors" cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "current director" means any current member of the Board, and any successor of a current director whose election or nomination for election by the Company's stockholders was approved by at least a majority of the current directors then on the Board); or

                    o at any meeting of the stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected; or

          o Liquidation, Merger or Consolidation. The stockholders of the Company approve an agreement providing for the merger or consolidation of the Company (a) in which the Company is not the continuing or surviving corporation (other than consolidation or merger with a wholly owned subsidiary of the Company in which all shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (b) pursuant to which the shares are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger, or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

          o Sale of Assets. The stockholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a plan of complete liquidation of the Company.

     The employment agreements also have customary non-competition provisions and customer and personnel non-solicitation provisions. The Company believes that these provisions and agreements are necessary to both retain Messrs. Panico and Rasmussen and protect the Company's interests.



               SECURITIES OFFERED UNDER EQUITY COMPENSATION PLANS

     The Equity Compensation Plan table provides information as of December 31,
2008 with respect to common shares that may be issued under the Company's existing stock option plan.

         --------------------------- ----------------------- ----------------------- ------------------------
                                      Number of securities                             Number of securities
                                       to be issued upon        Weighted average       remaining available
                                          exercise of          exercise price of       for future issuance
                                      outstanding options,    outstanding options,        under Equity
           Plan Category              warrants and rights     warrants and rights      Compensation Plans
         --------------------------- ----------------------- ----------------------- ------------------------
           Equity compensation             1,018,947                 $0.53                  1,661,053
           plans approved by
           security holders
         --------------------------- ----------------------- ----------------------- ------------------------
           Equity compensation
           plans not approved by               -                       -                        -
           security holders
         --------------------------- ----------------------- ----------------------- ------------------------
           Total                           1,018,947                 $0.53                  1,661,053
         --------------------------- ----------------------- ----------------------- ------------------------

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of March 14, 2009, the following persons are known to the Company to be beneficial owners of more than five percent (5%) of the Company's voting Common
Stock. The following table sets forth information concerning the shares of Common Stock owned by those persons.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    Name and Address of         Amount and Nature of
        Title of Class               Beneficial Owner           Beneficial Ownership         Percent of Class (1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common Stock                    John A. Raasch                    1,218,098 (2) (3)                  6.3%
                                1960 Las Palmas, #138
                                Laughlin, NV 89029
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common Stock                    Josh Buterin                        1,287,564 (4)                    6.7%
                                365 Kaw Lane East
                                Lake Quivera, KS 66217
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common Stock                    Gulfshore Midstream                 1,550,000 (5)                    8.0%
                                Pipelines, Ltd.
                                10375 Richmond Ave., Suite
                                900
                                Houston, TX  77042
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1)  Based upon 19,207,249 shares of Common Stock outstanding as of April 1,
     2009.
(2) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.
(3)  From Mr. Raasch's Schedule 13-G filed June 4, 2007, as modified by the Mr.
     Raasch's Form 4s filed on June 19, 2008, May 23, 2008 and September 17,
     2008.
(4)  From Mr. Butrin's Schedule 13G filed on April 7, 2008.
(5)  From Gulfshore Midstream's Schedule 13-G filed September 19, 2007.

                                       13



     The following table sets forth information concerning the shares of Common
Stock beneficially owned by (i) each director and nominee of the Company; (ii) each of the executive officers of the Company; and (iii) all directors and nominees and executive officers as a group.

---------------------------- ------------------------------------- --------------------------- --------------------
      Title of Class               Name of Beneficial Owner           Amount and Nature of      Percent of Class
                                                                      Beneficial Ownership             (1)
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          Charles O. Buckner, Director                    11,764                     *
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          Steven W. Cattron, Chairman                     32,290                     *
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          William A. Henry, Director                      15,764                     *
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          Robert Panico, Director, Chief                 653,158                   3.4%
                             Executive Officer and President
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          John A. Raasch, Director                      1,218,098                  6.3%
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          J. Darby Sere, Director                         32,290                     *
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          Gordon L. Wright, Director                      21,764                     *
---------------------------- ------------------------------------- --------------------------- --------------------
                             Christopher M. Rasmussen, Chief
       Common Stock          Financial Officer, Treasurer and               249,789                   1.3%
                             Secretary
---------------------------- ------------------------------------- --------------------------- --------------------
                             All directors, officers and                   2,234,917                  11.6%
                             nominees as a group
---------------------------- ------------------------------------- --------------------------- --------------------
*     Indicates less than 1% ownership.

           CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

     Since January 1, 2008 there have no transactions, nor are there any currently proposed transactions, between the Company and any related persons which exceed $120,000.00 and in which any related person had or will have a direct or indirect material interest.

                                 OTHER BUSINESS

     Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If however, any other matters properly come before the Annual
Meeting, it is intended that the persons named in the accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

                                  ANNUAL REPORT

     The Company's Annual Report, including the Form 10-K for the year ended
December 31, 2008, is being mailed to stockholders concurrently herewith. The
Annual Report is not a part of the proxy solicitation material. Additional copies of the Annual Report which includes the Form 10-K for the year ended
December 31, 2008, will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, ATTN: Christopher M. Rasmussen,
Chief Financial Officer, 1415 Louisiana Street, Suite 4100, Houston, Texas
77002.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission
(the "SEC"). Such officers, directors, and 10% stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

                                       14

     To our knowledge, based solely on a review of Forms 3, 4, 5 and amendments thereto furnished to us and written representations that no other reports were required, during and for the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with, in a timely manner, except the acquisition of 11,764 shares of common stock each of Messrs. Buckner and Henry on May 21, 2008.

          STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND RELATED BYLAW
                                   PROVISIONS

     You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in the Company's proxy statement for the annual meeting next year, the matter must be appropriate for stockholder action and the Secretary must receive the written proposal at our principal executive offices no later than December 14, 2009. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

                                    Secretary
                        1415 Louisiana Street, Suite 4100
                              Houston, Texas 77002

     For a stockholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8, or to nominate a director, the stockholder must provide the information required by the Company's Bylaws and give timely notice to the Secretary in accordance with the Company's By-Laws, which, in general, require that the notice be received by the Secretary:

     o    Not earlier than the close of business on February 19, 2010; and

     o    Not later than the close of business on March 21, 2010.

     If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of the Company's annual meeting for the prior year or the tenth day following the day on which public announcement of the date of such meeting was first made, then notice of a stockholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8 or the nomination must be received not earlier than the close of business 90 days prior to the meeting and not later than the close of business 60 days prior to the meeting.

Nomination of Directors

     The stockholder's notice must state as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The stockholder must also provide the following information on stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

Other Matters

     As to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made. The stockholder must also provide the following information on stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                           GATEWAY ENERGY CORPORATION

                                  May 20, 2009

                NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
             The Notice of meeting, Proxy Statement,Proxy Card
 are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08954

                           Please sign, date and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.
20700000000000000000 1                                                    052009

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF SEVEN NOMINEES LISTED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE [x]

1. Election of Directors:                                         2.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                        NOMINEES:
[ ]  FOR ALL NOMINEES                   [ ]  Charles O. Buckner   THIS PROXY WHEN PROPERLY EXCUTED WILL BE VOTED IN THE MANNER
                                        [ ]  Steven W. Cattron    DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO
[ ]  WITHHOLD AUTHORITY                 [ ]  William A. Henry     DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS
     FOR ALL NOMINEES                   [ ]  Robert Panico        AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.
                                        [ ]  John A. Raasch
[ ]  FOR ALL EXECPT                     [ ]  J. Darby Sere
     (See instructions below)           [ ]  Gordon L. Wright     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                                  USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXECPT" and fill in the
               circle next to each nominee you wish to withhold,
               as shown here                          ( )






To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that
changes to the registered name(s) on the account may not be submitted     [ ]
via this method.


Signature of Stockholder____________________  Date  ___________    Signature of Stockholder____________________  Date ___________

Note:  Please sign exactly as your name appears on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attoney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.


                           GATEWAY ENERGY CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 2009


The undersigned hereby constitutes and appoints Rober Panico and Christopher

Rasmussen, each with full power to act alone, or any substitute appointed by either of them, as the undersigned's agents, attorney-in-fact and proxies, and authorize each to represent the undersigned at the Annual Meeting of

Stockholders of Gateway Energy Corporation (the "Company") to be held at the

Doubletree Hotel in Houston, Texas, on May 20, 2009 at 10:00 a.m. central time,

and at any adjournment of the meeting, and to vote all the stock of the

Company held by the undersigned as designated on the reverse side.

                (Continued and to be signed on the reverse side)